Income Taxes	9 Months Ended	12 Months Ended
	Dec. 31, 2020	Mar. 31, 2020
Income Taxes

10. Income Taxes

Prior to the Reorganization and IPO, the Company operated as a partnership for U.S. federal income tax purposes and therefore was not subject to U.S. federal and state income taxes. Subsequent to the Reorganization and IPO, all income attributable to SSG is subject to U.S. corporate income taxes.

The Reorganization and IPO resulted in a step-up in the tax basis of certain assets that will be recovered as those assets are sold or the basis is amortized. As a result, as of such date, the Company recognized a deferred tax asset in the amount of $81.3 million associated with the increase in tax basis from the Reorganization and IPO, as well as the basis difference in SSG’s investment in the Partnership. A portion of the total basis difference will only reverse upon a sale of SSG’s interest in the Partnership, which is not expected to occur in the foreseeable future. Therefore, the Company also recognized a valuation allowance in the amount of $37.8 million against the deferred tax asset (resulting in a net deferred tax asset of $43.5 million) which is considered capital in nature as it was not more-likely-than-not that this portion of deferred tax assets would be realized. Concurrently with the Reorganization, IPO and recording of the deferred tax asset, the Company recorded a payable pursuant to the Tax Receivable Agreements within due to affiliates in the condensed consolidated balance sheets of $50.7 million.

The Company’s effective tax rate was 8.2% and 5.5% for the three months ended December 31, 2020 and 2019, respectively, and 6.6% and 2.7% for the nine months ended December 31, 2020 and 2019, respectively. The Company’s effective tax rate is dependent on many factors, including the estimated amount of income subject to tax. Consequently, the effective tax rate can vary from period to period. The Company’s overall effective tax rate in each of the periods described above is less than the statutory rate primarily because (a) the Company was not subject to U.S. federal taxes prior to the Reorganization and IPO and (b) a portion of income is allocated to non-controlling interests, and the tax liability on such income is borne by the holders of such non-controlling interests.

The Company evaluates the realizability of its deferred tax asset on a quarterly basis and adjusts the valuation allowance when it is more-likely-than-not that all or a portion of the deferred tax asset may not be realized.

As of December 31, 2020, the Company has not recorded any unrecognized tax benefits and does not expect there to be any material changes to uncertain tax positions within the next 12 months.

The Company files its tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by U.S. federal, state, local and foreign tax authorities. Although the outcome of tax audits is always uncertain, the Company does not believe the outcome of any future audit will have a material adverse effect on the Company’s condensed consolidated financial statements.

StepStone Group LP
Income Taxes
11.	Income Taxes

The Company’s income before income tax consisted of the following:

	Year Ended March 31,
	2020	2019	2018
Domestic income before income tax	$130,380	$50,868	$76,703
Foreign income before income tax	18,360	10,731	9,102

Total income before income tax	$148,740	$61,599	$85,805

The following table presents the components of the Company’s provision for income taxes:

	Year Ended March 31,
	2020	2019	2018
Current:
State and local	$1,085	$351	$620
Foreign	3,041	1,422	1,257

Total current income tax expense	4,126	1,773	1,877

Deferred:
State and local	—	—	—
Foreign	(171)	(133)	109

Total deferred income tax expense (benefit)	(171)	(133)	109

Total income tax expense	$3,955	$1,640	$1,986

A reconciliation of the U.S. statutory income tax rate to the Company’s effective tax rate is as follows:

	Year Ended March 31,
	2020	2019	2018
Federal tax at statutory rate	21.0%	21.0%	31.6%
State and local income tax (net of federal tax benefit)	0.7	0.6	0.7
Income passed through to limited partners	(21.0)	(21.0)	(31.6)
Foreign income tax	1.9	2.1	1.6

Effective tax rate	2.6%	2.7%	2.3%

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (the “Tax Act”) was signed into law, resulting in significant changes to U.S. federal income tax laws, which include, but are not limited to: (a) a reduction of the corporate income tax rate from a maximum graduated tax rate of 35% to a flat tax rate of 21% effective January 1, 2018, (b) a limitation on the tax deduction for interest expense, (c) new rules regarding expensing the cost of acquired qualified property and (d) a one-time transition tax on accumulated, undistributed earnings of certain foreign subsidiaries. The Company’s overall effective tax rate is significantly less than the statutory rate, primarily due to the pass-through manner in which partnerships are taxed. For tax purposes, the Company’s limited partners are individually liable for taxes based on their proportionate share of the Company’s income or loss.

Deferred tax assets at March 31, 2020 and 2019 were $0.7 million and $0.6 million, respectively, and are included in other assets and receivables in the consolidated balance sheets. Deferred tax liabilities at March 31, 2020 and 2019 were $0.2 million and $0.4 million, respectively, and are included in accounts payable, accrued expenses and other liabilities in the consolidated balance sheets.

The Company files income tax returns as required by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company may be subject to examination by U.S. federal and certain state and local tax authorities. Management has analyzed the Company’s tax positions taken with respect to all applicable income tax issues, for all open tax years, and for all jurisdictions in which the Company is required to file tax returns, and has concluded that no provision for income taxes related to uncertain tax positions is required in the Company’s consolidated financial statements for the years ended March 31, 2020, 2019 and 2018.

The Company files U.S. federal and state partnership tax returns on a calendar-year basis, of which the 2019, 2018, 2017 and 2016 returns remain subject to examination by the applicable taxing authorities. There are currently no material examinations being conducted of the Company by tax authorities.